UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2003

GAYLORD ENTERTAINMENT COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-13079	73-0664379

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Gaylord Drive Nashville, Tennessee		37214

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (615) 316-6000

(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure.
Item 7. Financial Statements and Exhibits.
Item 9. Regulation FD Disclosure.
SIGNATURES
EXHIBIT INDEX
EX-4.1 INDENTURE
EX-4.2 FIRST AMENDMENT TO CREDIT AGREEMENT
EX-4.3 SECOND AMENDMENT TO CREDIT AGREEMENT
EX-99.1 PRESS RELEASE DATED NOVEMBER 12, 2003.

Item 5. Other Events and Regulation FD Disclosure.

     In connection with the closing of its previously announced offering of $350 million aggregate principal amount of 8% senior notes due 2013 to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 and outside the United States in accordance with Regulation S, Gaylord Entertainment Company (the “Company”) has executed the Indenture, by and between the Company, certain of its subsidiaries and U.S. Bank National Association (as Trustee) dated as of November 12, 2003. The executed Indenture is filed herewith under Item 7. In addition, the Company amended its 2003 Florida/Texas senior secured credit facility to provide for the issuance of the 8% senior notes and the use of proceeds therefrom.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

4.1	Indenture, dated as of November 12, 2003, by and between the Company, certain of its subsidiaries and U.S. Bank National Association, as Trustee.

4.2	First Amendment to Credit Agreement and Ratification of Guaranty dated as of November 10, 2003 among Opryland Hotel-Florida Limited Partnership and Opryland Hotel-Texas Limited Partnership as Co-Borrowers, the Company, certain lenders and Deutsche Bank Trust Company Americas, as Administrative Agent, and certain subsidiary Guarantors.

4.3	Second Amendment to Credit Agreement and Ratification of Guaranty dated as of November 10, 2003 among Opryland Hotel-Florida Limited Partnership and Opryland Hotel-Texas Limited Partnership as Co-Borrowers, the Company, certain lenders and Deutsche Bank Trust Company Americas, as Administrative Agent, and certain subsidiary Guarantors.

99.1	Press Release dated November 12, 2003.

Item 9. Regulation FD Disclosure.

     The Company today announced the closing of its offering of $350 million aggregate principal amount of 8% senior notes due 2013 to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 and outside the United States in accordance with Regulation S. The announcement is set forth in the press release attached hereto as Exhibit 99.1.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAYLORD ENTERTAINMENT COMPANY

Date:	November 12, 2003	By:	/s/ Carter R. Todd Name: Carter R. Todd Title: Senior Vice President, General Counsel and Secretary

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EXHIBIT INDEX

Exhibit No.	Description

4.1	Indenture, dated as of November 12, 2003, by and between the Company, certain of its subsidiaries and U.S. Bank National Association, as Trustee.

4.2	First Amendment to Credit Agreement and Ratification of Guaranty dated as of November 10, 2003 among Opryland Hotel-Florida Limited Partnership and Opryland Hotel-Texas Limited Partnership as Co-Borrowers, the Company, certain lenders and Deutsche Bank Trust Company Americas, as Administrative Agent, and certain subsidiary Guarantors.

4.3	Second Amendment to Credit Agreement and Ratification of Guaranty dated as of November 10, 2003 among Opryland Hotel-Florida Limited Partnership and Opryland Hotel-Texas Limited Partnership as Co-Borrowers, the Company, certain lenders and Deutsche Bank Trust Company Americas, as Administrative Agent, and certain subsidiary Guarantors.

99.1	Press Release dated November 12, 2003.

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